[EXHIBIT 32.1]


CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report on Form 10-QSB/A of RAM Venture Holding Corp. (the "Company") for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jeff Harris, Chief
Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

    (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RAM VENTURE HOLDINGS CORP.


Date: April 21, 2005         By: /s/ Jeff Harris
                                -----------------------------------
                                Jeff Harris, Chief Executive Officer